SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	February 10, 2004

ORBITZ, INC.

(Exact name of registrant as specifiedin its charter)

Delaware	000-50515	52-2237052
(State of incorporation)	(Commission File Number)	(IRS Employer identification No.)

200 S. Wacker Drive, Suite 1900 Chicago, Illinois		60606
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (312) 894-5000

Item 12.  Results of Operations and Financial Condition

The information in this Item is furnished to, but not filed with, the Securities and Exchange Commission solely under Item 12 of Form 8-K, “Results of Operations and Financial Condition.”

On February 10, 2004, Orbitz, Inc. issued a press release announcing financial results for the quarter and year ended December 31, 2003.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned here unto duly authorized.

ORBITZ, INC.
Registrant

Date:	February 10, 2004	By	: /s/ John J. Park
John J. Park
Chief Financial Officer

Exhibit Index

Exhibit No.	Description	Page No.

99.1	Text of press release dated February 10, 2004	E-1